Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
Changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2021 were as follows:

	Americas	EMEA	Asia/Pacific	Global Specialty Businesses	Total

Balance as of December 31, 2020	$213,242	$140,162	$158,090	$119,718	$631,212
Goodwill additions	1,490	3,380	1,308	2,624	8,802
Currency translation and other adjustments	(709)	(8,022)	3,060	(3,149)	(8,820)
Balance as of December 31, 2021	214,023	135,520	162,458	119,193	631,194
Goodwill additions (reductions)	1,853	251	—	(59)	2,045
Goodwill impairments	—	(93,000)	—	—	(93,000)
Currency translation and other adjustments	23	(8,204)	(12,083)	(4,967)	(25,231)
Balance as of December 31, 2022	$215,899	$34,567	$150,375	$114,167	$515,008
As a result of the Company’s new organizational structure effective January 1, 2023, the Company reallocated goodwill previously held by the former Global Specialty Businesses segment to the remaining business segments as of January 1, 2023.
Gross carrying amounts and accumulated amortization for definite-lived intangible assets as of December 31, 2022 and 2021 were as follows:

	Gross Carrying Amount		Accumulated Amortization		Net Book Value
	2022	2021	2022	2021	2022	2021
Customer lists and rights to sell	$831,600	$853,122	$191,286	$147,858	$640,314	$705,264
Trademarks, formulations and product technology	158,564	163,974	46,281	38,747	112,283	125,227
Other	7,576	6,309	6,390	5,900	1,186	409
Total definite-lived intangible assets	$997,740	$1,023,405	$243,957	$192,505	$753,783	$830,900
The Company recorded $57.5 million, $59.9 million and $55.9 million of amortization expense during the years ended December 31, 2022, 2021 and 2020, respectively. Amortization is recorded within SG&A in the Company’s Consolidated Statements of Operations. Estimated annual aggregate amortization expense for the subsequent five years is as follows:

For the year ended December 31, 2023	$57,822
For the year ended December 31, 2024	57,218
For the year ended December 31, 2025	56,466
For the year ended December 31, 2026	56,194
For the year ended December 31, 2027	55,897
The Company has four indefinite-lived intangible assets totaling $189.1 million as of December 31, 2022, including $188.0 million of indefinite-lived intangible assets for trademarks and tradename associated with the Combination. Comparatively, the Company had four indefinite-lived intangible assets for trademarks and tradename totaling $196.9 million as of December 31, 2021. During the first quarter of 2020, the Company recorded a $38.0 million non-cash impairment charge to write down the value of certain indefinite-lived intangible assets related to certain acquired Houghton trademarks and tradenames and is primarily the result of the negative impacts of COVID-19 on their estimated fair values.
The Company completes its annual goodwill and indefinite-lived intangible asset impairment test during the fourth quarter of each year, or more frequently if triggering events indicate a possible impairment in one or more of its reporting units. The Company completed its annual impairment assessment as of October 1, 2022 and concluded no impairment charge was warranted. The Company continually evaluates financial performance, economic conditions and other recent developments in assessing if a triggering event indicates that the carrying values of goodwill, indefinite-lived, or long-lived assets are impaired.
The Company continues to monitor various financial, economic and geopolitical conditions impacting the Company, including the ongoing Russia-Ukraine war and the Company’s decision to cease operations in Russia, continued raw material cost escalation, supply chain constraints and disruptions, as well as rising interest rates and the Company’s cost of capital, among other factors. During the third quarter of 2022, the Company concluded that the escalation of these events adversely impacted the Company’s EMEA reporting unit’s financial performance and represented a triggering event. As a result of this conclusion, the Company completed an interim impairment assessment for its EMEA reporting unit, as well as the related asset group, during the third quarter of 2022. The Company concluded that the undiscounted cash flows exceeded the carrying value of the long-lived assets, and it was not more likely than not that an impairment exists. In completing a quantitative goodwill impairment test, the Company compares the reporting unit’s fair value, primarily based on future discounted cash flows, to its carrying value in order to determine if an impairment charge is warranted. The estimates of future discounted cash flows involve considerable judgment and are based upon certain significant assumptions including the weighted average cost of capital (“WACC”) as well as projected EBITDA, which includes assumptions related to revenue growth rates, gross margin levels and operating expenses. The estimated fair value of the EMEA reporting unit as of this interim impairment assessment exceeded its carrying value and the Company concluded no impairment was warranted.
During the fourth quarter of 2022, subsequent to the Company completing its annual impairment test as of October 1, 2022, the Company concluded that the continued negative impacts of the aforementioned events, most notably the continued rise in interest rates which led to an increase in the Company’s cost of capital, as well as lower than expected financial performance driven by the ongoing lag in margin recovery represented an additional triggering event for the Company’s EMEA reporting unit and the associated goodwill, as well as the related asset group. As a result of this conclusion, the Company completed an interim impairment assessment as of December 31, 2022 for its EMEA reporting unit and the related asset group. The Company concluded that the undiscounted cash flows exceeded the carrying value of the long-lived assets, and it was not more likely than not that an impairment exists. In completing a quantitative goodwill impairment test, the Company compares the reporting unit’s fair value, primarily based on future discounted cash flows, to its carrying value in order to determine if an impairment charge is warranted. The estimates of future discounted cash flows involve considerable judgment and are based upon certain significant assumptions including the WACC as well as projected EBITDA, which includes assumptions related to revenue growth rates, gross margin levels and operating expenses. As a result of the impact of financial, economic, and geopolitical conditions driving a decrease in EMEA earnings in the current year, the impact of the current year decline on projected future earnings, as well as an increase in the WACC assumption utilized in this fourth quarter interim quantitative impairment assessment, the Company concluded that the estimated fair value of the EMEA reporting unit was less than its carrying value. As a result, a non-cash impairment charge of $93.0 million to write down the carrying value of the EMEA reporting unit Goodwill to its estimated fair values was recorded in the fourth quarter of 2022.
Notwithstanding the results of the Company’s annual and trigger based interim impairment assessments during 2022 and the goodwill impairment charge taken in the fourth quarter of 2022, if the Company is unable to successfully implement actions aimed at more than offsetting raw material costs and ongoing inflationary pressures and the financial performance of the EMEA reporting unit declines further, or interest rates continue to rise and this leads to an increase in the cost of capital, then it is possible these financial, economic and geopolitical conditions could result in another triggering event for the EMEA reporting unit in the future and could potentially lead to an additional impairment of the EMEA reporting unit’s remaining goodwill or other indefinite-lived or long-lived assets.